SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 29, 2004

(Date of Earliest Event Reported)

WEYERHAEUSER COMPANY

(Exact Name of Registrant as Specified in Charter)

Washington	1-4825	91-0470860

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Federal Way, Washington 98063-9777

(Address of Principal Executive Offices, including Zip Code)

(253) 924-2345

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 5.1
EXHIBIT 1.4

Item 5. Other Events

     The Registrant is filing as exhibits hereto certain information and agreements to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-104752), (the “Registration Statement”), originally filed on April 25, 2003 and as amended on August 1, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

1.4	Underwriting Agreement, dated April 29, 2004, among Morgan Stanley & Co. Incorporated and J.P. Morgan Securities, Inc., acting severally on behalf of themselves and the several Underwriters named in Schedule I thereto

5.1	Opinion of Perkins Coie LLP as to the legality of certain of the securities registered under the Registration Statement

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

Dated: April 30, 2004	By:	/s/ Claire S. Grace

		Name:	Claire S. Grace
		Title:	Corporate Secretary and Assistant General Counsel

3

Exhibit Index

1.4	Underwriting Agreement, dated April 29, 2004, among Morgan Stanley & Co. Incorporated and J.P. Morgan Securities, Inc., acting severally on behalf of themselves and the several Underwriters named in Schedule I thereto

5.1	Opinion of Perkins Coie LLP as to the legality of certain of the securities registered under the Registration Statement

4